SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                              SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 15, 2000
                          (Date of earliest event reported)

   Commission       Registrant; State of Incorporation;          I.R.S. Employer
   File Number        Address; and Telephone Number           Identification No.

     1-3525           AMERICAN ELECTRIC POWER COMPANY, INC.       13-4922640
                         (A New York Corporation)
                         1 Riverside Plaza
                         Columbus, Ohio 43215
                         Telephone (614) 223-1000


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Item 2.  Acquisition or Disposition of Assets.

      Reference is made to Note 8 of American Electric Power Company, Inc.'s ("AEP") Notes to Consolidated Financial Statements in the Annual Report on Form 10-K for the year ended December 31, 1999 and in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2000 for a discussion of the merger with Central and South West Corporation, a Delaware corporation ("CSW"), that has been pending.

      On June 15, 2000, following receipt of final regulatory approval, the merger of CSW with and into Augusta Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of AEP ("Merger Sub"), with CSW being the surviving corporation ("Merger"), was consummated in accordance with the terms of an Agreement and Plan of Merger, dated as of December 21, 1997 (as amended on December 31, 1999), by and among AEP, Merger Sub and CSW (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, each outstanding share of common stock, par value $3.50 per share, of CSW (other than shares owned by CSW), was converted into the right to receive 0.6 of a share of common stock, par value $6.50 per share, of AEP.

      The Merger will be accounted for as a pooling of interests for accounting purposes.

      As a result of the Merger, AEP elected the following six directors to its Board of Directors from the Board of CSW:

            E. R. Brooks           James L. Powell
            Donald M. Carlton      Richard L. Sandor
            William R. Howell      Thomas V. Shockley, III

The election of the six directors brings the number of members on the AEP Board to 15.

Item 7.  Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

             Financial statements required by this item shall be filed not later than 60 days after the date that this report is required to be filed.

(b)   Pro Forma Financial Information.

            Financial statements required by this item shall be filed not later than 60 days after the date that this report is required to be filed.

(c)   Exhibits.

      The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:


       Exhibit No.                             Description
       -----------                             -----------
          2(a) Agreement and Plan of Merger, dated as of December 21, 1997, By and Among American Electric Power Company, Inc., Augusta Acquisition Corporation and Central and South West Corporation (Incorporated by reference to Exhibit 10(f) to Annual Report on Form 10-K of American Electric Power Company, Inc. for the fiscal year ended December 31, 1997).

          2(b) Amendment No. 1, dated as of December 31, 1999, to the Agreement and Plan of Merger (Incorporated by reference to Exhibit 10 to Current Report on Form 8-K of American Electric Power Company, Inc. dated December 15, 1999).
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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AMERICAN ELECTRIC POWER COMPANY, INC.
                              Registrant


                             By: /s/ Armando A. Pena
                                   Armando A. Pena
                                   Treasurer of the Registrant

June 15, 2000
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                                  EXHIBIT INDEX

       Exhibit No.                             Description
       -----------                             -----------
          2(a) Agreement and Plan of Merger, dated as of December 21, 1997, By and Among American Electric Power Company, Inc., Augusta Acquisition Corporation and Central and South West Corporation (Incorporated by reference to Exhibit 10(f) to Annual Report on Form 10-K of American Electric Power Company, Inc. for the fiscal year ended December 31, 1997).

          2(b) Amendment No. 1, dated as of December 31, 1999, to the Agreement and Plan of Merger (Incorporated by reference to Exhibit 10 to Current Report on Form 8-K of American Electric Power Company, Inc. dated December 15, 1999).